SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 6, 1997


                         FIRST EMPIRE STATE CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


        1-9861                                            16-0968385
--------------------------------------------------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


    One M&T Plaza, Buffalo, New York                        14240
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:   (716) 842-5445


                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

      First Empire State Corporation ("First Empire") made a public announcement on June 6, 1997 that it had completed a second trust capital securities offering that raised $100 million of capital. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99.1 hereto.

      The Registration Statement relating to the trust capital securities offering is filed with the Securities and Exchange Commission at File Nos. 333-28279 and 333-28279-01. Exhibits 4.1, 4.2 and 4.3 hereto, respectively, set forth the Amended and Restated Trust Agreement, Junior Subordinated Indenture and Guarantee Agreement in the forms executed at the closing of the trust capital securities offering on June 6, 1997.

Item 7. Financial Statements and Exhibits.

      The following exhibits are filed as a part of this report:

            Exhibit No.
            -----------

                  4.1 Amended and Restated Trust Agreement dated as of June 6, 1997 by and among First Empire State Corporation, Bankers Trust Company, Bankers Trust (Delaware), and the Administrators named therein. Filed herewith.

                  4.2 Junior Subordinated Indenture dated as of June 6, 1997 by and between First Empire State Corporation and Bankers Trust Company. Filed herewith.

                  4.3 Guarantee Agreement dated as of June 6, 1997 by and between First Empire State Corporation and Bankers Trust Company. Filed herewith.

                  99.1  News release. Filed herewith.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST EMPIRE STATE CORPORATION


Date: June 11, 1997                   By: /s/ Michael P. Pinto
                                          ------------------------------
                                          Michael P. Pinto
                                          Executive Vice President
                                          and Chief Financial Officer


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

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Report Dated: June 6, 1997         Commission File Number: 1-9861


                         FIRST EMPIRE STATE CORPORATION
             (Exact name of registrant as specified in its charter)


                                    EXHIBITS

                                  EXHIBIT INDEX

Exhibit No.
-----------

      4.1 Amended and Restated Trust Agreement dated as of June 6, 1997 by and among First Empire State Corporation, Bankers Trust Company, Bankers Trust (Delaware), and the Administrators named therein. Filed herewith.

      4.2 Junior Subordinated Indenture dated as of June 6, 1997 by and between First Empire State Corporation and Bankers Trust Company. Filed herewith.

      4.3 Guarantee Agreement dated as of June 6, 1997 by and between First Empire State Corporation and Bankers Trust Company. Filed herewith.

      99.1  News release. Filed herewith.


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